                                   EXHIBIT B

              TRANSACTIONS IN THE STOCK BY THE REPORTING PERSONS
              --------------------------------------------------
                            DURING THE LAST 60 DAYS
                            -----------------------

                                                     Price
Settlement                  For the                   per
  Date           By        Account of    Quantity    Share      Type of Trade   Broker
======================================================================================
  11/03/97   Partners      BVF              1,500     $9.2415   Purchase        DAKN
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  11/07/97   Partners      BVF              2,800     $9.0809   Purchase        DAKN
--------------------------------------------------------------------------------------
  11/07/97   Partners      BVF Ltd.         4,000     $9.0809   Purchase        DAKN
--------------------------------------------------------------------------------------
  11/10/97   Partners      BVF              2,600     $9.0865   Purchase        DAKN
--------------------------------------------------------------------------------------
  11/28/97   Partners      BVF              2,100     $9.1786   Purchase        DAKN
--------------------------------------------------------------------------------------
  12/01/97   Partners      BVF              4,500     $9.2500   Purchase        DAKN
--------------------------------------------------------------------------------------
  12/08/97   Partners      BVF Ltd.         3,100     $9.2057   Purchase        DAKN
--------------------------------------------------------------------------------------
  12/09/97   Partners      BVF             26,100     $9.3622   Purchase        DAKN
--------------------------------------------------------------------------------------
  12/09/97   Partners      BVF Ltd.        15,000     $9.3622   Purchase        DAKN
--------------------------------------------------------------------------------------
  12/10/97   Partners      BVF              2,400     $9.3750   Purchase        DAKN
--------------------------------------------------------------------------------------
  12/11/97   Partners      BVF             11,400     $9.2500   Purchase        DAKN
--------------------------------------------------------------------------------------
  12/11/97   Partners      PAL              5,000     $9.2500   Purchase        DAKN
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  12/11/97   Partners      BVF Ltd.        11,400     $9.2500   Purchase        DAKN
--------------------------------------------------------------------------------------
  12/15/97   Partners      BVF              4,080     $9.0625   Purchase        PWJC
--------------------------------------------------------------------------------------
  12/15/97   Partners      ILL10            3,000     $9.0625   Purchase        PWJC
--------------------------------------------------------------------------------------
  12/15/97   Partners      PAL              3,000     $9.0625   Purchase        PWJC
--------------------------------------------------------------------------------------
  12/15/97   Partners      ZPG              3,000     $9.0625   Purchase        PWJC
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  12/15/97   Partners      BVF Ltd.        11,455     $9.0625   Purchase        PWJC
--------------------------------------------------------------------------------------
  12/16/97   Partners      BVF Ltd.         2,000     $9.0000   Purchase        DAKN
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  12/19/97   Partners      ILL10            3,000     $8.7500   Purchase        DAKN
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  12/19/97   Partners      PAL              3,000     $8.7500   Purchase        DAKN
--------------------------------------------------------------------------------------
  12/19/97   Partners      BVF Ltd.         9,300     $8.7500   Purchase        DAKN
--------------------------------------------------------------------------------------

DAKN         =             Dakin Securities
PWJC         =             Paine Webber

